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                                                                    EXHIBIT 23.2




                    [LETTERHEAD OF KPMG PEAT MARWICK LLP]





                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
Norwest Corporation:

We consent to the use of our report dated January 16, 1997 incorporated herein by reference and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                                    /s/ KPMG Peat Marwick LLP





Minneapolis, Minnesota
October 10, 1997